Exhibit 10.2
WARRANT TO PURCHASE                                          SHARES
OF COMMON STOCK
OF KUHLMAN COMPANY, INC.
EXERCISABLE ON OR BEFORE, AND VOID AFTER
5:00 P.M. MINNEAPOLIS TIME ON JANUARY                     , 2009
     This Certifies That                                                              (the “Holder”), or registered assigns, is entitled to subscribe for and purchase from Kuhlman Company, Inc., a Nevada corporation (the “Company”), at any time after January                     , 2006 through January                     , 2009, shares of the Company’s common stock at an exercise price of $2.75 per share (the “Purchase Price”), subject to the anti-dilution provisions contained herein.
     The shares that may be acquired upon exercise of this Warrant are referred to herein as the “Warrant Shares.” As used herein, the term “Holder” means the Holder identified in the paragraph above and any party who acquires all or a part of this Warrant as a registered transferee of such Holder. The term “Convertible Securities” means any stock or other securities convertible into, or exchangeable for, Company common stock. This Warrant is subject to the following terms and conditions:
     1. Exercise. The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company prior to the expiration of this Warrant and accompanied or preceded by the surrender of this Warrant along with a check in payment of the Purchase Price for the number of Warrant Shares being purchased hereunder.
     2. Exchange and Replacement. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement.
     3. Issuance of the Warrant Shares.
     (a) Subject to the provisions of paragraph (b) below, certificates for the Warrant Shares purchased hereunder shall be delivered to the Holder within a reasonable time, not exceeding 15 days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.
     (b) Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities, registration requirements or registrations under applicable securities laws. Nothing herein, however, shall obligate the Company to effect registrations under federal or state securities laws. The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company, or the registrations made, for the issuance of the Warrant Shares.
     4. Covenants of the Company. The Company covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of common stock to provide for the exercise of the rights represented by this Warrant.
     5. Anti-Dilution Adjustments. The provisions of this Warrant are subject to adjustment as provided in this Section 5.
     (a) The Purchase Price shall be adjusted from time to time such that in case the Company shall hereafter: (i) pay any dividends on any class of stock of the Company payable in common stock or Convertible Securities; (ii) subdivide its then outstanding shares of common stock into a greater number of shares; or (iii) combine outstanding shares of common stock, by reclassification or otherwise; then, in any such event, the Purchase Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (A) the number of shares of common stock outstanding immediately prior to such event, multiplied by the then-existing Purchase Price, by (B) the total number of shares of common stock outstanding immediately after such event (including in each case the maximum number of shares of common stock issuable in respect of any Convertible Securities), and the resulting quotient shall be the adjusted Purchase Price per share. An adjustment made pursuant to this paragraph shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this paragraph, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or share of common stock and other capital stock of the Company, the Company’s board of directors (whose determination shall be conclusive) shall determine the allocation of the adjusted Purchase Price between or among shares of such classes of capital stock or shares of common stock and other-capital stock. All calculations under this paragraph shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be. In the event that at any time as a result of an adjustment made pursuant to this paragraph, the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company other than shares of common stock, thereafter the Purchase Price of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to common stock contained in this Section.
     (b) Upon each adjustment of the Purchase Price pursuant to paragraph (a) above, the Holder of each Warrant shall thereafter (until another such adjustment) be entitled to purchase at the adjusted Purchase Price the number of Warrant Shares, calculated to the nearest full share, obtained by multiplying the number of such shares specified in such Warrant (as adjusted as a result of all adjustments in the Purchase Price in effect prior to such adjustment) by the Purchase Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Purchase Price.
     (c) In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the surviving corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), there shall be no adjustment under paragraph (a) above but the Holder of each Warrant then outstanding shall have the right thereafter to convert such Warrant into the kind and amount of shares of stock and other securities; and property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange sale or conveyance had such Warrant been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale, or conveyance. The provisions of this paragraph shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.
     6. No Voting Rights. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.
     7. Notice of Transfer of Warrant or Resale of the Warrant Shares.
     (a) The Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder’s intention to do so, describing briefly the manner of any proposed transfer. If in the opinion of the Company counsel the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933, as amended, and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute such documents and make such representations, warranties, and agreements as may be required solely to. comply with the exemptions relied upon by the Company for the transfer of disposition of the Warrant or Warrant Shares.
     (b) If in the opinion of counsel referred to in this Section 7, the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification of this Warrant or such Warrant Shares the Company shall promptly give written notice thereof to the Holder, and the Holder will limit its activities in respect to such transfer or disposition as, in the opinion of both such counsel, are permitted by law.
     8. No Fractional Shares. No fractional shares will be issued upon the exercise hereof.
     In Witness Whereof, Kuhlman Company, Inc. has caused this Warrant to be signed by its duly authorized officer.

KUHLMAN COMPANY, INC.:

By:
Jon Gangelhoff, Chief Financial Officer

SUBSCRIPTION FORM
(To be signed upon exercise of Warrant)
     The Undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, of the shares of common stock of Kuhlman Company, Inc. to which such Warrant relates and herewith makes payment of $                                                             therefor in cash or by certified check and requests that the certificate for such shares be issued in the name of, and be delivered to,                                                              the address for which is set forth below the signature of the undersigned.
Dated:                                                             , 20

Signature

Name

Address

Social Security or Tax Identification No.

ASSIGNMENT FORM
(To be signed only upon authorized transfer of Warrant)
     For Value Received, the undersigned hereby sells, assigns, and transfers unto                                                              the right to purchase the securities of Kuhlman Company, Inc., a Nevada corporation, to which the within Warrant relates and appoints                                         , attorney, to transfer said right on the books of Kuhlman Company, Inc. with full power of substitution in the premises.
Dated:                                                             , 20

Signature

Name

Address

Social Security or Tax Identification No.

5